UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 2006
         --------------------------------------------------------------


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


     Maryland                     001-09279                       13-3147497
     -----------------------------------------------------------------------
     (State or other        (Commission file No.)              (IRS Employer
      jurisdiction of                                              I.D. No.)
      incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York  11021
           -----------------------------------------------------------
              (Address of principal executive offices)       (Zip code)

        Registrant's telephone number, including area code     516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         --        Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         --        Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

         --        Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --        Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 1.01.        Entry into a Material Definitive Agreement.

On July 31, 2006, registrant announced that a contract of sale to sell nine properties previously executed by eight entities, which are wholly-owned by two joint ventures of the registrant (the registrant holds a 50% equity interest in each joint venture), and a wholly-owned subsidiary of the registrant, with a buyer has been amended to afford the buyer an additional due diligence period ending on August 9, 2006. The buyer may terminate the contract within the due diligence period, for any reason. A press release announcing the extension of the due diligence period through August 9, 2006 is filed as an Exhibit to this form 8-K.

Reference is made to the registrant's 8-Ks filed on June 16, 2006 and June 19, 2006 with respect to the contract of sale.

Item 9.01.        Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired. Not applicable.

         (b)      Pro Forma Financial Information. Not applicable.

         (c)      Shell Company Transactions. Not applicable.

         (d)      Exhibits.

                  Exhibit 10.1 First Amendment to Contract of Sale

                  Exhibit 10.2 Amendment to Contract of Sale

                  Exhibit 99.1 Press release dated July 31, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ONE LIBERTY PROPERTIES, INC.



Date:     August 1, 2006           By: /s/ Simeon Brinberg
                                   -----------------------
                                   Simeon Brinberg
                                   Senior Vice President

                                                          Exhibit 10.1

                       FIRST AMENDMENT TO CONTRACT OF SALE

         This FIRST AMENDMENT TO CONTRACT OF SALE (this "First Amendment") is made and entered into as of the 20th day of July, 2006 by and among OLP Chula Vista Corp. ("OLP Chula Vista"), OLP Norwalk LLC ("OLP Norwalk"), OLP Austell ("OLP Austell"), OLP Beavercreek LLC ("OLP Beavercreek"), OLP Southlake, LLC ("OLP Southlake"), OLP Roanoke, LLC ("OLP Roanoke"), OLP Lubbock Venture Limited Partnership ("OLP Lubbock"), OLP Live Oak Limited Partnership ("OLP Live Oak") and OLP Henrietta, LLC ("OLP Henrietta") each having an office at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021, severally, but not jointly, the "Seller", and ECM Diversified Income & Growth Fund, LLC, a Delaware limited liability company, having an office at 150 North Wacker Drive, Suite 800, Chicago, Illinois 60606, as the "Purchaser" and is an amendment to that certain Contract of Sale among Seller and Purchaser dated June 14, 2006 (the "Contract"). Capitalized terms not otherwise defined herein shall have the meaning given to them in the Contract.

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, the Purchaser has completed some, but not all of the due diligence it desires to complete under the Contract, and

         WHEREAS, Purchaser and Seller wish to extend the Due Diligence Period for certain matters identified by Purchaser to Seller, and

         WHEREAS, each Seller wishes to sell its Respective Property and Purchaser wishes to acquire the Premises in accordance with the terms of the Contract as modified by this First Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which being hereby acknowledged, the parties hereto do hereby agree as follows:

1. Second Earnest Money Payment. Paragraph 1(B) of the Contract is hereby modified to read as follows:

                  "Two Million Dollars ($2,000,000.00) on or before 5:00 p.m. (local New York time) on July 27, 2006 as the second installment of the nonrefundable (except as specifically set forth herein) Downpayment (the "Second Earnest Money Payment"), by wire transfer or other immediately available funds payable to Escrow Agent, which sum shall be held in escrow pursuant to the terms hereof; and"

2. Due Diligence Period. Paragraph 7(B) of the Contract is hereby modified to read as follows:

                  "Purchaser shall have through 5:00 p.m. (local New York time) on July 26, 2006 (the "Due Diligence Period") to notify Sellers' Representative of its election not to proceed with the acquisition of the Premises solely based on any one or more of the matters described on Schedule 2 hereto ("Open Due Diligence Items"). If Purchaser shall timely notify Sellers' Representative of its election not to proceed with the acquisition of the Premises on the good faith basis that one or more of the Open Due Diligence Items are not acceptable to Purchaser, then Purchaser shall be entitled to simultaneously with such notice terminate this Contract, in which event the Downpayment and interest thereon shall be returned to Purchaser and the parties shall have no other liability to each other. If Purchaser shall fail to notify Sellers' Representative of its desire to terminate this Contract as aforesaid, then Purchaser shall be deemed to be satisfied with the Premises and the contingencies set forth in this Paragraph 7.B. shall be deemed satisfied. Purchaser acknowledges and agrees that excepting the Open Due Diligence Items, it has had sufficient time and opportunity to inspect, examine, review and investigate all matters relating to the Property and this Contract. Excepting the Open Due Diligence Items and excepting items expressly provided by the Contract to be post-Due Diligence Period determinations or notifications, Purchaser expressly deems itself satisfied with all due diligence matters relating to the Premises, including without limitation all title, survey, environmental and all other investigations and reviews of every kind or nature with respect to the Premises (collectively, the "Completed Due Diligence"). Purchaser hereby waives any and all rights to make objection to any matters on the basis of the Completed Due Diligence, and Purchaser hereby waives any and all rights to extend the Closing Date, Due Diligence Period or terminate the Contract on the basis of the Completed Due Diligence."

3. Schedule A-6. Schedule A-6 is hereby deleted in its entirety and the First Amended Schedule A-6 attached hereto is substituted therefor.

4. Miscellaneous.

A. This First Amendment amends and modifies certain provisions of the Contract, and the terms and provisions of this First Amendment are hereby deemed part of the Contract for all purposes. Except as modified hereby, the Contract will remain in full force and effect as written.

B. If any party shall be required to employ an attorney to enforce or defend the rights of such party related to this First Amendment, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs. This Paragraph 4.B shall survive the Closing or earlier termination of the Contract.

C. This First Amendment contains the complete agreement between the parties as to the matters described herein, supersedes all prior agreements (oral or written) as to the matters described herein and no term hereof may be waived or amended except by the written agreement of the party to be charged by such waiver or amendment. This First Amendment has been negotiated and shall not be construed against its drafter. The parties agree that there are no oral agreements, understandings, representations or warranties which are not expressly set forth herein.

D. This First Amendment shall not be binding until executed and delivered by Seller and Purchaser. Once fully executed and delivered, this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

E. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

F. If any provision hereof shall be deemed unenforceable, the remaining terms of this First Amendment shall be unaffected thereby and shall remain in full force and effect.

G. The headings herein are for reference purposes only and shall not be deemed to affect the interpretation of this First Amendment.

H. SELLER AND PURCHASER HEREBY WAIVE ANY AND ALL RIGHTS THAT EITHER MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY DISPUTE CONCERNING THIS FIRST AMENDMENT OR THE PREMISES.

I. Each Seller and Purchaser expressly understands and agrees and acknowledges that neither party would have entered this First Amendment without the express provisions of this Subparagraph 4.I. Subject to the continuing effectiveness of Subparagraph 20.K of the Contract, except as specifically permitted under Subparagraph 4.J of this First Amendment, in no event shall either party ever be liable to the other party for consequential, compensatory or any other monetary damages in respect of the matters contained in this First Amendment. In addition, each party hereby agrees that in no event shall either party make or bring any claim for any matter whatsoever against any member, shareholder, partner, officer, director, trustee, employee, agent, representative or counsel of or for the other party. Each party acknowledges that it agrees to this 4.I and that it has consulted with counsel of its own choosing in so agreeing. This Subparagraph 4.I shall survive the Closing or earlier termination of the Contract.

J. Purchaser understands and agrees that it shall not be permitted to record this First Amendment or a memorandum hereof and any breach of this provision shall constitute a default by Purchaser under this First Amendment in which event Seller shall be entitled to the Downpayment, the Contract shall be terminated and Seller shall (notwithstanding any other provisions of this First Amendment or the Contract) be entitled to such remedies as are available in law or equity.

K. Time is of the essence hereunder.


                           [signature page(s) follow]

         IN WITNESS WHEREOF, the undersigned have executed and delivered this First Amendment as of the date first hereinabove written.

OLP Chula Vista Corp., as Seller                 OLP Roanoke, LLC, as Seller
Tax ID #                                         Tax ID #
         -------------------------
By:                                              By:
   -------------------------------                  ---------------------------
                                                 Its: [Member/Manager]
Print Name:
            ----------------------               By:
                                                    ---------------------------
Title:                                           Print Name:
       ---------------------------               -------------------
                                                 Title:
                                                       ------------------------

OLP Norwalk LLC, as Seller                       OLP Henrietta, LLC, as Seller
Tax ID #                                         Tax ID #
         -------------------------                       ----------------------
By:                                              By:
   -------------------------------                  ---------------------------
Its: [Member/Manager]                            Its: [Member/Manager]
     By:                                         By:
         -------------------------                   --------------------------
     Print Name:                                 Print Name:
                 -----------------                          -------------------
     Title:                                      Title:
            ----------------------                      -----------------------

OLP Austell LLC, as Seller                       OLP Lubbock Venture Limited
                                                  Partnership, as Seller
Tax ID #                                          Tax ID #
         ------------------------                         ---------------------

By:  ----------------------------                By:
                                                     --------------------------
Its: [Member/Manager]                            Its: [Member/Manager]
      By:                                             By:
         ------------------------                     -------------------------
      Print Name:                                Print Name:
                 -----------------                          -------------------
      Title:                                     Title:
            -----------------------                    ------------------------

OLP Beavercreek, LLC, as Seller                OLP Live Oak Limited Partnership,
                                                  as Seller
Tax ID #                                          Tax ID #
         -----------------------                          ---------------------

By:                                                By:
    ----------------------------                      -------------------------
Its: [Member/Manager]                              Its: [Member/Manager]
     By:                                           By:
         -----------------------                      -------------------------
     Print Name:                                   Print Name:
                 ----------------                             -----------------
     Title:                                        Title:
            ----------------------                       ----------------------

OLP Southlake LLC, as Seller
Tax ID #

By:
   -----------------------------
Its: [Member/Manager]
     By:
        ------------------------
     Print Name:
               -----------------
     Title:
           ---------------------

     One Liberty Properties, Inc.,              ECM Diversified Income & Growth
     a Maryland corporation,solely                Fund, LLC, as Purchaser
     for the purpose of agreeing to             Tax ID #
     be responsible for any post-Closing        By:
     liabilities of the Sellers,                   -----------------------------
     as provided in Subparagraph 20.N           Its: [Member/Manager]
     of the Contract, as such Contract
     is modified hereby

     By:                                         By:
        ------------------------                    ---------------------------
     Print Name:                                 Print Name:
               -----------------                           --------------------
     Title:                                      Title:
           ---------------------                       ------------------------







                          Schedule 2 to First Amendment

                                  Not provided

                           First Amended Schedule A-6

                                  Not provided

                                                          Exhibit 10.2

                          AMENDMENT TO CONTRACT OF SALE

         This AMENDMENT TO CONTRACT OF SALE (this "Amendment") is made and entered into as of the 26th day of July, 2006 by and among OLP Chula Vista Corp. ("OLP Chula Vista"), OLP Norwalk LLC ("OLP Norwalk"), OLP Austell ("OLP Austell"), OLP Beavercreek LLC ("OLP Beavercreek"), OLP Southlake, LLC ("OLP Southlake"), OLP Roanoke, LLC ("OLP Roanoke"), OLP Lubbock Venture Limited Partnership ("OLP Lubbock"), OLP Live Oak Limited Partnership ("OLP Live Oak") and OLP Henrietta, LLC ("OLP Henrietta") each having an office at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021, severally, but not jointly, the "Seller", and ECM Diversified Income & Growth Fund, LLC, a Delaware limited liability company, having an office at 150 North Wacker Drive, Suite 800, Chicago, Illinois 60606, as the "Purchaser" and is an amendment to that certain Contract of Sale among Seller and Purchaser dated June 14, 2006 (as such Contract of Sale may have been previously amended from time to time, the "Contract"). Capitalized terms not otherwise defined herein shall have the meaning given to them in the Contract.

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, the Purchaser has completed some, but not all of the due diligence it desires to complete under the Contract, and

         WHEREAS, Purchaser and Seller wish to extend the Due Diligence Period for certain matters identified by Purchaser to Seller, and

         WHEREAS, each Seller wishes to sell its Respective Property and Purchaser wishes to acquire the Premises in accordance with the terms of the Contract as modified by this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which being hereby acknowledged, the parties hereto do hereby agree as follows:

5. Second Earnest Money Payment. Paragraph 1(B) of the Contract is hereby modified to read as follows:

                  "Two Million Dollars ($2,000,000.00) on or before 5:00 p.m. (local New York time) on July 31, 2006 as the second installment of the nonrefundable (except as specifically set forth herein) Downpayment (the "Second Earnest Money Payment"), by wire transfer or other immediately available funds payable to Escrow Agent, which sum shall be held in escrow pursuant to the terms hereof; and"

6. Title Notices. Purchaser has timely provided notice to Seller of the conditions to title Purchaser deems unacceptable as required under Paragraph 5(A) of the Contract. Seller has timely provided notice to the Purchaser of the conditions that Seller will cure and others that it will not cure ("Seller Notice"). Pursuant to Paragraph 5(A), unless Purchaser notifies Seller within ten (10) days of Seller Notice that Purchaser will close on the purchase of the Premises in accordance with the terms of the Contract (subject to the Seller Notice) with no abatement or offset, the Contract will automatically terminate. The foregoing ten (10) day period is hereby replaced by inserting the date, August 9, 2006.

7. Due Diligence Period. Paragraph 7(B) of the Contract is hereby modified to read as follows:

                  "Purchaser shall have through 5:00 p.m. (local New York time) on August 9, 2006 (the "Due Diligence Period") to notify Sellers' Representative of its election not to proceed with the acquisition of the Premises, and Purchaser shall have the right not to proceed with such acquisition for any reason whatsoever. If Purchaser shall timely notify Sellers' Representative of its election not to proceed with the acquisition of the Premises, then Purchaser shall be entitled to simultaneously with such notice terminate this Contract, in which event the Downpayment and interest thereon shall be returned to Purchaser and the parties shall have no other liability to each other. If Purchaser shall fail to notify Sellers' Representative of its desire to terminate this Contract as aforesaid, then Purchaser shall be deemed to be satisfied with the Premises and the contingencies set forth in this Paragraph 7.B.
                  shall be deemed satisfied."

8. Closing Date. Paragraph 12(A) of the Contract is hereby modified to read as follows:

                  "The parties agree that, subject to express provisions contained herein which allow for an adjustment to the date of Closing, the closing (the "Closing") shall occur on or before August 16, 2006 (the "Closing Date"). The Closing shall take place at the offices of the Escrow Agent. If Purchaser shall have failed or been unable to close on or by the Closing Date due to the breach of this Contract by it, then this Contract shall terminate, neither party shall have any further obligations to the other and Seller shall be entitled to retain the entire Downpayment and any interest earned thereon."

9. Miscellaneous.

A. This Amendment amends and modifies certain provisions of the Contract, and the terms and provisions of this Amendment are hereby deemed part of the Contract for all purposes. The parties hereby agree that the Contract has not been rescinded, terminated or otherwise cancelled and that it remains in full force and effect as written, except as modified hereby.

B. If any party shall be required to employ an attorney to enforce or defend the rights of such party related to this Amendment, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs. This Paragraph 5.B shall survive the Closing or earlier termination of the Contract.

C. This Amendment contains the complete agreement between the parties as to the matters described herein, supersedes all prior agreements (oral or written) as to the matters described herein and no term hereof may be waived or amended except by the written agreement of the party to be charged by such waiver or amendment. This Amendment has been negotiated and shall not be construed against its drafter. The parties agree that there are no oral agreements, understandings, representations or warranties which are not expressly set forth herein.

D. This Amendment shall not be binding until executed and delivered by Seller and Purchaser. Once fully executed and delivered, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

E. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

F. If any provision hereof shall be deemed unenforceable, the remaining terms of this Amendment shall be unaffected thereby and shall remain in full force and effect.

G. The headings herein are for reference purposes only and shall not be deemed to affect the interpretation of this Amendment.

H. SELLER AND PURCHASER HEREBY WAIVE ANY AND ALL RIGHTS THAT EITHER MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY DISPUTE CONCERNING THIS AMENDMENT OR THE PREMISES.

I. Each Seller and Purchaser expressly understands and agrees and acknowledges that neither party would have entered this Amendment without the express provisions of this Subparagraph 5.I. Subject to the continuing effectiveness of Subparagraph 20.K of the Contract, except as specifically permitted under Subparagraph 5.J of this Amendment, in no event shall either party ever be liable to the other party for consequential, compensatory or any other monetary damages in respect of the matters contained in this Amendment. In addition, each party hereby agrees that in no event shall either party make or bring any claim for any matter whatsoever against any member, shareholder, partner, officer, director, trustee, employee, agent, representative or counsel of or for the other party. Each party acknowledges that it agrees to this 5.I and that it has consulted with counsel of its own choosing in so agreeing. This Subparagraph 5.I shall survive the Closing or earlier termination of the Contract.

J. Purchaser understands and agrees that it shall not be permitted to record this Amendment or a memorandum hereof and any breach of this provision shall constitute a default by Purchaser under this Amendment in which event Seller shall be entitled to the Downpayment, the Contract shall be terminated and Seller shall (notwithstanding any other provisions of this Amendment or the Contract) be entitled to such remedies as are available in law or equity.

K. Time is of the essence hereunder.


                           [signature pages to follow]

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first hereinabove written.

OLP Chula Vista Corp., as Seller         OLP Roanoke, LLC, as Seller
Tax ID # 20-0875446                      Tax ID # 11-3637745


By:                                      By:
    ----------------------------            -----------------------------
    Richard M. Figueroa                     Richard M. Figueroa

Title: Vice President                       Title:Vice President of the Sole
                                            Member of its Sole Member's Manager

OLP Norwalk LLC, as Seller                  OLP Henrietta, LLC, as Seller
Tax ID # 11-3637745                         Tax ID # 04-3705309


By:                                          By:
    -------------------------                   -----------------------------
    Richard M. Figueroa                         Richard M. Figueroa

     Title: Vice President of the Sole       Title: Vice President of the Sole
     Member of its Sole Member's Manager     Member of its Sole Member's Manager

OLP Austell LLC, as Seller                   OLP Lubbock Venture Limited
Tax ID # 11-3637745                           Partnership, as Seller
                                             Tax ID #20-0663194

By:                                          By:
    ----------------------------                ----------------------------
    Richard M. Figueroa                         Richard M. Figueroa

     Title: Vice President of the Sole       Title: Vice President of its
     Member of its Sole Member's Manager     General Partner

OLP Beavercreek, LLC, as Seller              OLP Live Oak Limited Partnership,
                                             as Seller
Tax ID # 11-3637745                          Tax ID # 20-0663258

By:                                          By:
    ----------------------------                ------------------------------
    Richard M. Figueroa                         Richard M. Figueroa

Title: Vice President of the Sole            Title: Vice President of its
Member of its Sole Member's Manager          General Partner

OLP Southlake LLC, as Seller
Tax ID # 11-3637745

By:
   -----------------------------
   Richard M. Figueroa

Title: Vice President of the Sole
Member of its Sole Member's Manager

 One Liberty Properties, Inc.,              ECM Diversified Income & Growth
     a Maryland corporation,solely                Fund, LLC, as Purchaser
     for the purpose of agreeing to             Tax ID #20-1965319
     be responsible for any post-Closing        By:
     liabilities of the Sellers,                   -----------------------------
     as provided in Subparagraph 20.N               Shelby E. L. Pruett
     of the Contract, as such Contract
     is modified hereby                        Title: Managing Principal

     By:
        ------------------------
        Richard M. Figueroa

     Title: Vice President

                                                           Exhibit 99.1

                          ONE LIBERTY PROPERTIES, INC.
                         60 Cutter Mill Road - Suite 303
                           Great Neck, New York 11021
                          www.onelibertyproperties.com
                             Telephone 516.466.3100
                             Telecopier 516.466.3132


                    DUE DILIGENCE PERIOD IN CONTRACT TO SELL
                    NINE MOVIE THEATER PROPERTIES IS EXTENDED

         Great Neck, New York - July 31, 2006 - One Liberty Properties, Inc. (NYSE:OLP) announced that the due diligence period set forth in a contract entered into by two joint ventures of OLP (in which OLP holds a 50% equity interest) to sell eight properties to a single buyer, and by a wholly-owned subsidiary of OLP to sell one property to the same buyer, has been extended through August 9, 2006. On June 16, 2006 (revised June 19, 2006) the Company announced that it had entered into this agreement. The Company previously announced that the buyer may terminate the contract within the due diligence period, for any reason. The closing is conditioned upon the satisfaction, at or prior to closing, of specific terms and conditions and delivery of specific documents, as is customary in transactions of this type. No other material terms of the agreement have been modified. Because of the continuing right of the Buyer to terminate the agreement there can be no assurance that this transaction will be consummated.

         One Liberty is a New York-based REIT that specializes in the acquisition and ownership of a diverse portfolio of real estate properties under long term net leases. One Liberty's leases generally provide for contractual rent increases with all operating expenses and most or all other property related expenses paid by the tenant. For more information on One Liberty, please visit our website at www.onelibertyproperties.com.

         Caution Concerning Forward-Looking Statements: Materials included in this filing may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words should be considered uncertain and forward-looking.

Contact: Mark Lundy - 516.466.3100